SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

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Item 5. OTHER EVENTS.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Press release dated December 5, 2003
Press Release dated December 10, 2003

Item 5. OTHER EVENTS.

     On December 5, 2003, the Company announced the appointment of Anne Griswold Peirce, R.N., Ph.D. and Joanne C. Smith, M.D. to its Board of Directors. At the same time, the Company announced the retirement of two of its distinguished, long-time members, Daniel A. Hillenbrand and John C. Hancock. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

     On December 10, 2003, the Company announced the appointment of Rolf A. Classon to Vice Chairman of the Board of Directors. This announcement is more fully described in the press release filed as Exhibit 99.2 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit.

99.1	Press release dated December 5, 2003 issued by the Company.

99.2	Press release dated December 10, 2003 issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: December 11, 2003	BY:	/S/ Scott K. Sorensen

Scott K. Sorensen
Vice President and Chief Financial Officer

DATE: December 11, 2003	BY:	/S/ Gregory N. Miller

Gregory N. Miller
Vice President — Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated December 5, 2003 issued by the Company.
99.2	Press release dated December 10, 2003 issued by the Company.

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